497(e)
                                                                      333-153809

AXA Equitable Life Insurance Company

EQUI-VEST(R) 201 - Employer-Sponsored Retirement Plans
EQUI-VEST(R) Strategies 901
EQUI-VEST(R) Strategies
EQUI-VEST(R) Employer-Sponsored Retirement Plans

PROSPECTUS SUPPLEMENT DATED FEBRUARY 5, 2010

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This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information replaces the second and third paragraph under "How you can make contributions" in "Contract features and benefits":

For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to AXA Advisors receiving your application. In this case, we will hold the contribution, whether received via check or wire, in a non interest bearing "Special Bank Account for the Exclusive Benefit of Customers." If AXA Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

If AXA Advisors receives your application within this timeframe, AXA Advisors will direct us to continue to hold your contribution in the special bank account noted immediately above while AXA Advisors ensures that your application is complete and suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to your employer or its designee within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.









    Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved.

  EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable
                             Life Insurance Company.
                Distributed by its affiliate, AXA Advisors, LLC,
                1290 Avenue of the Americas, New York, NY 10104.

                      AXA Equitable Life Insurance Company
                 1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

888-102 (2/10)                                            CAT. NO. 143837 (2/10)
Employer-Sponsored - NB                                                   x03032